Bank Note Payable	12 Months Ended
Dec. 31, 2017
Short-Term Bank Loans/Bank Note Payable [Abstract]
BANK NOTE PAYABLE

NOTE 10 – BANK NOTE PAYABLE

The Company’s bank notes payable consisted of the following:

	December 31,	December 31,
	2017	2016
Beijing Bank (“BJB”)	$-	$720,000
Total	$-	$720,000

On December 20, 2016, Beijing REIT entered into a bank note bill agreement with BJB to borrow RMB 5 million (equivalent to $720,000 as of December 31, 2016) as working capital for six months (from December 20, 2016 to June 20, 2017), with an interest rate of 5.6% per annum. The bank note was guaranteed by a third-party guaranty company. The Company was also required to deposit RMB 1 million (equivalent to $144,000) as restricted cash to guarantee this bank note. The note was fully repaid upon maturity in 2017.

For the years ended December 31, 2017, 2016 and 2015, interest expense on the Company’s bank notes payable amounted to $44,310, $59,839 and $45,717, respectively.